UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/03/2009

GigOptix, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-153362

Delaware	26-2439072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2400 Geng Road, Suite 100
Palo Alto, CA 94303
(Address of principal executive offices, including zip code)

(650) 424-1937
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 3, 2009, the Board of Directors (the "Board") of GigOptix, Inc. (the "Company") amended the Company's bylaws to conform the provisions relating to the terms of office of the directors and the filling of vacancies on the Board to the provisions set forth in the Company's Amended and Restated Certificate of Incorporation.

The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the Company's Amended and Restated Bylaws filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number        Description
3.1                        Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigOptix, Inc.

Date: June 04, 2009	By:	/s/ Avishay Katz
Avishay Katz
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended and Restated Bylaws